UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2025

VERADIGM INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-32085	36-4392754
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Merchandise Mart Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 800 334-8534

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MDRX	N/A (OTC Expert Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On March 18, 2025, Veradigm Inc., a Delaware corporation (the “Company”), announced that it has provided updated estimated, unaudited ranges of GAAP Revenue, GAAP Net Income (Loss) and Adjusted EBITDA and updated estimated unaudited cash positions, in each case, for fiscal 2023 and fiscal 2024 (collectively, the “Financial Information”). The Financial Information is contained in the press release attached hereto as Exhibit 99.1, which also contains the Company’s outlook for 2025, and such press release is incorporated herein by reference.

The Financial Information is preliminary, and final results for fiscal years 2023 and 2024 may differ from those contemplated by the Financial Information. The Financial Information is based on the Company’s estimates and is subject to completion of the Company’s financial closing procedures. In addition, the Financial Information has not been audited by the Company’s independent registered public accounting firm.

The information furnished pursuant to this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

On March 18, 2025, the Company announced that it filed its comprehensive Annual Report on Form 10-K for the year ended December 31, 2022, which also contains certain restated financial information, with the U.S. Securities and Exchange Commission. A copy of the Company’s press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

The information furnished pursuant to this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press Release issued by Veradigm Inc. on March 18, 2025 regarding financial update

99.2	Press Release issued by Veradigm Inc. on March 18, 2025 regarding the filing of the Company’s comprehensive Annual Report on Form 10-K for the fiscal year ended December 31, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERADIGM INC.
Date: March 18, 2025

	By:	/s/ Leland Westerfield
	Name:	Leland Westerfield
	Title:	Interim Chief Financial Officer